SUBJECT TO REVISION
SERIES TERM SHEET DATED AUGUST 17, 1998

(logo)
                                  $295,907,927
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1998-C. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, First Chicago Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE OAKWOOD MORTGAGE INVESTORS, INC. SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1998-C, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.



Credit Suisse First Boston                   First Chicago Capital Markets, Inc.

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1998-C POOLING AND SERVICING AGREEMENT (INCLUDING THE JULY 1998 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF AUGUST 1, 1998, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

Class Designations
   CLASS A-1 ARM CERTIFICATES...................Class A-1 ARM Certificates.
   CLASS A CERTIFICATES.........................Class A Certificates.
   CLASS M CERTIFICATES.........................Class M-1 and Class M-2 Certificates.
   CLASS B CERTIFICATES.........................Class B-1 and Class B-2 Certificates.
   SUBORDINATED CERTIFICATES....................Class M, Class B, Class X and Class R Certificates.
   OFFERED CERTIFICATES.........................Class A-1 ARM, Class A, Class M and Class B-1 Certificates.
   OFFERED SUBORDINATED CERTIFICATES............Class M and Class B-1 Certificates.
                                                                                  Approximate
                                                                               Initial Certificate  Pass-Through
The Offered Certificates........................        Title of Class         Principal Balance(1)      Rate
                                                        --------------         -----------------    ---------

                                                 Class A-1 ARM Certificates...      $7,625,927               .  %(2)
                                                 Class A Certificates.........     $239,608,000              .  %(3)
                                                 Class M-1 Certificates.......      $23,178,000              .  %(4)
                                                 Class M-2 Certificates.......      $14,680,000              .  %(4)
                                                 Class B-1 Certificates.......      $10,816,000              .  %(4)

                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased
                                                     correspondingly.
                                                 (2) Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                                 (3) Computed on the basis of a 360-day year of twelve 30-day months.
                                                 (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the
                                                     Weighted Average Net Asset Rate for the related Distribution
                                                     Date.

Other Certificates.............................. The Class B-2, Class X and Class R Certificates are not being offered hereby. The Class B-2 Certificates are expected to be sold in a private placement at or around the Closing Date, and will be acquired in the interim by an affiliate of the Company. The Class X and Class R Certificates are expected to be sold initially to related entities of the Company, which may offer them in the future in one or more privately negotiated transactions. The Class B-2
                                                 Certificates will have an initial Certificate Principal Balance of approximately $13,135,281.

Denominations................................... The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

Cut-off Date....................................  August 1, 1998.


Distribution Dates.............................. The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in
                                                 September 1998 (each, a "Distribution Date").

Record Date..................................... With respect to each Distribution Date, other than the first
                                                 Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs, and with respect to the first Distribution Date, the close of business on the Closing Date. (each, a "Record Date").


                                        1

Interest Accrual Period......................... With respect to each Distribution Date, (i) for the Class A-1 ARM
                                                 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution
                                                 Date occurs (except that the first Interest Accrual Period for the
                                                 Class A-1 ARM Certificates will be the period from the Closing Date to September 14, 1998) and (ii) for the other Classes, the calendar month preceding the month in which the Distribution Date occurs
                                                 (each, an "Interest Accrual Period").

Distributions................................... The "Available Distribution Amount" for a Distribution Date
                                                 generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net
                                                 Liquidation Proceeds and Net Insurance Proceeds, less (2)(a) if
                                                 Oakwood is not the Servicer, Servicing Fees for the related
                                                 Collection Period, (b) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the
                                                 Agreement, (c) amounts required to reimburse the Company or the
                                                 Servicer for certain reimbursable expenses in accordance with the
                                                 Agreement and (d) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the Agreement.

                                                 In general, principal paid in respect of the Adjustable Rate Assets will be allocated to holders of the Class A-1 ARM Certificates, and principal paid in respect of the Fixed Rate Assets will be allocated to the Class A, Class M and Class B Certificates.

                                                 Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of
                                                 Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

Certificate Structure Considerations............ The primary credit support for the Class A-1 ARM Certificates and the Class A Certificates is the subordination of the Subordinated
                                                 Certificates; for the Class M-1 Certificates is the subordination of the Class M-2, Class B, Class X and the Class R Certificates; for
                                                 the Class M-2 Certificates is the subordination of the Class B,
                                                 Class X, and Class R Certificates; and for the Class B-1
                                                 Certificates is the subordination of the Class B-2, Class X and the
                                                 Class R Certificates.

                                        2

Subordination of the Offered Subordinate
Certificates.................................... The rights of the Class M Certificateholders to receive distributions of principal will be subordinated to such rights of the Class A Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the Class M
                                                 Certificates will not be subordinated to principal payments on the
                                                 Class A Certificates.


                                                 The rights of the Class B-1 Certificateholders to receive
                                                 distributions of principal similarly will be subordinated to the rights of the Class A and Class M Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls on the Class B-1 Certificates will not be subordinated to principal payments on the Class A and Class M Certificates.


Cross-over Date................................. The later to occur of (a) the Distribution Date occurring in March
                                                 2003 or (b) the first Distribution Date on which the then-current credit enhancement is equal to or exceeds 1.75 times the initial credit enhancement.

Performance Test.................................The Average 60-Day Delinquent Ratio is less than or equal to 5%; the
                                                 Average 30-Day Delinquency Ratio is less than or equal to 7%, the
                                                 Current Realized Loss Ratio is less than or equal to 2.75%; and the
                                                 Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set
                                                 forth in the Pooling and Servicing Agreement.

Overcollateralization........................... Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the
                                                 Certificates. The "Target Overcollateralization Amount" generally shall mean, (i) for any Distribution Date prior to the Cross-over
                                                 Date, 2.00% of the Cut-off Date Pool Balance and (ii) for any other
                                                 Distribution Date, the lesser of (x) 2.00% of the Cut-off Date Pool
                                                 Balance and (y) 3.50% of the then-outstanding Pool Balance;
                                                 provided, however, that in no event shall the Target
                                                 Overcollateralization Amount be less than 0.50% of the Cut-off Date
                                                 Pool Balance.



                                        3

Realized Losses on Liquidated Loans............. The Principal Distribution Amount for any Distribution Date is
                                                 intended to include the Scheduled Principal Balance of each Asset that became a Liquidated Loan during the preceding calendar month. A
                                                 Realized Loss will be incurred on a Liquidated Loan in the amount, if any, by which the Net Liquidation Proceeds from such Liquidated
                                                 Loan are less than the Unpaid Principal Balance of such Liquidated
                                                 Loan, plus accrued and unpaid interest thereon (to the extent not covered by Servicing Advances, if any, with respect to such
                                                 Liquidated Loan), plus amounts reimbursable to the Servicer for previously unreimbursed Servicing Advances. The amount of the
                                                 Realized Loss, if any, in excess of the sum of (1) the amount of interest collected on the nondefaulted Assets in excess of certain
                                                 Interest Distribution Amounts and Carryover Interest Distribution
                                                 Amounts required to be distributed on the Class A-1 ARM, Class A,
                                                 Class M and Class B Certificates and any portion of such interest required to be paid to a Servicer other than Oakwood as servicing compensation ("Excess Interest") and (2) the Current
                                                 Overcollateralization Amount will be allocated to the Class M and
                                                 Class B Certificates as a Writedown Amount in reduction of their
                                                 Certificate Principal Balance as described below.

Allocation of Writedown Amounts................. The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all
                                                 Certificates, after all distributions have been made on the
                                                 Certificates on such Distribution Date, exceeds the Pool Scheduled
                                                 Principal Balance of the Assets for the next Distribution Date. The
                                                 Writedown Amount will be allocated among the Classes of Subordinated
                                                 Certificates in the following order of priority:

                                                 (1)    first, to the Class B-2 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                                 (2)    second, to the Class B-1 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                                 (3)    third, to the Class M-2 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and

                                                 (4)    fourth, to the Class M-1 Certificates, to be applied in
                                                        reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.

Advances........................................ For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") in respect of any delinquent Monthly
                                                 Payment that will, in the Servicer's judgment, be recoverable from late payments on or Liquidation Proceeds from such Asset. The
                                                 Servicer will also be obligated to make Advances ("Servicing
                                                 Advances" and, together with P&I Advances, "Advances") in respect of
                                                 Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing Advances recoverable out of Liquidation
                                                 Proceeds or from subsequent collections. P&I Advances and Servicing
                                                 Advances are reimbursable to the Servicer under certain
                                                 circumstances.



                                        4

Final Scheduled Distribution Dates.............. Based on the assumptions that (I) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed
                                                 Contract Characteristics, (ii) the optional termination right is not exercised by the Servicer and (iii) there are no Accelerated
                                                 Principal Payments, the Final Scheduled Distribution Dates for each of the Classes are set forth below. It is anticipated that the actual final Distribution Date for each Class may occur earlier than the Final Schedule Distribution Dates. In the event of large losses and delinquencies on the Contracts, however, the actual payment on certain of the subordinate classes of Certificates may occur later than the Final Scheduled Distribution Dates and in certain scenarios, holders of such classes may incur a loss on their investment.

                                                                                           Final Scheduled
                                                                                          Distribution Dates
                                                                                          ------------------
                                                 Class A-1 ARM Certificates......         October 15, 2027
                                                 Class A Certificates............         September 15, 2027
                                                 Class M-1 Certificates..........         March 15, 2026
                                                 Class M-2 Certificates..........         August 15, 2025
                                                 Class B-1 Certificates..........         August 15, 2024

Optional Termination............................ The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust
                                                 Estate all Assets then outstanding and all other property in the
                                                 Trust Estate on any Distribution Date occurring on or after the
                                                 Distribution Date on which the sum of the Certificate Principal
                                                 Balance of the Certificates is less than 10% of the sum of the original Certificate Principal Balance of the Certificates.

Auction Sale.................................... If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be
                                                 distributed to Certificateholders.

The Assets...................................... The Trust will consist of (1) fixed and adjustable manufactured housing installment sales contracts (collectively, the "Contracts")
                                                 secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and
                                                 (2) mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed
                                                 (the "Mortgage Loans," and collectively, the "Assets". The Asset
                                                 Pool consists of approximately 7,102 Assets having an total aggregate Scheduled Principal Balance as of the Cut-off Date of
                                                 $309,043,208.84.

                                                 FIXED RATE ASSETS
                                                 As of the Cut-off Date, 7,003 Assets, aggregating $301,417,281.15 are secured by fixed rate Assets ("Fixed Rate Assets").
                                                 Approximately 8.74% of the Fixed Rate Assets are Mortgage Loans and
                                                 approximately 3.18% of the Fixed Rate Assets are Land Secured
                                                 Contracts. Based on Cut-off Date Pool Scheduled Principal Balance,
                                                 90.37% of the Fixed Rate Assets are secured by Manufactured Homes which were new,


                                        5


                                                 1.64% of the Fixed Rate Assets are secured by Manufactured Homes which were used, 7.17% of the Fixed Rate Assets are secured by
                                                 Manufactured Homes which were repossessed and 0.82% of the Fixed
                                                 Rate Assets are secured by Manufactured Homes which were
                                                 transferred. As of the Cut-off Date, the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties (or Real
                                                 Properties, in the case of Land Secured Contracts) located in 38 states, and approximately 21.35% and 20.62% of the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties located in Texas and North Carolina, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date).
                                                 Each Fixed Rate Asset bears interest at an annual percentage rate
                                                 (an "APR") of at least 6.90% and not more than 14.50%. The weighted averaged APR of the Fixed Rate Assets as of the Cut-off Date is
                                                 approximately 9.86%. The Fixed Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 6 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the
                                                 Fixed Rate Assets had a weighted average original term to stated
                                                 maturity of approximately 290 months, and a weighted average remaining term to stated maturity of approximately 289 months. The final scheduled payment date on the Fixed Rate Asset with the latest maturity occurs in August 2028.


                                                 ADJUSTABLE RATE ASSETS
                                                 As of the Cut-off Date, 99 Assets aggregating $7,625,927.69, are secured by adjustable rate Assets ("Adjustable Rate Assets"). As of the Cut-off Date, all Adjustable Rate Assets are Mortgage Loans
                                                 secured by Manufactured Homes which were new. As of the Cut-off
                                                 Date, the Adjustable Rate Assets were secured by Mortgaged
                                                 Properties located in 20 states, and approximately 23.18% and 20.87%
                                                 of the Adjustable Assets were secured by Mortgaged Properties located in North Carolina and Tennessee, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off
                                                 Date). Each Adjustable Rate Asset bears interest at an annual percentage rate (an "APR") of at least 7.00% and not more than
                                                 8.75%. The weighted averaged APR of the Adjustable Rate Assets as of the Cut-off Date is approximately 8.00%. The Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least
                                                 233 months but not more than 360 months and original terms to stated
                                                 maturity of at least 240 months but not more than 360 months. As of the Cut-off Date, the Adjustable Rate Assets had a weighted average original term to stated maturity of approximately 357 months, and a weighted average remaining term to stated maturity of approximately
                                                 353 months. All Adjustable Rate Assets adjust annually based on the monthly average yield on United States treasury securities adjusted to a constant maturity of one year. All Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the
                                                 Adjustable Rate Assets as of the Cut-off Date is approximately 14%.
                                                 The Adjustable Rate Assets have gross margins as of the Cut-off Date of at least 3.25% but not more than 4.75%. The weighted average gross margins of the Adjustable Rate Assets as of the Cut-off Date is 4.082%. The final scheduled payment date on the Adjustable Rate
                                                 Asset with the latest maturity occurs in


                                        6

                                                 September 2028.

                                                 No Asset has an original loan-to-value ratio in excess of 100%. The
                                                 Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured
                                                 Home and Mortgaged Property.
Certain Federal Income Tax
  Consequences.................................. For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits ("REMIC"). The
                                                 Class A-1 ARM , Class A, Class M, Class B and Class X Certificates
                                                 will constitute "regular interests" in the REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations............................ Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974,
                                                 as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code

                                                 BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED
                                                 SECURITIES, THEY WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN
                                                 PROHIBITED TRANSACTION EXEMPTIONS. AS A RESULT, THE PURCHASE OR
                                                 HOLDING OF ANY OF THE OFFERED SUBORDINATED CERTIFICATES BY A PLAN
                                                 INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR
                                                 RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES.
                                                 ACCORDINGLY, NONE OF THE OFFERED SUBORDINATED CERTIFICATES ARE
                                                 OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO PLAN INVESTORS,
                                                 UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE TRUSTEE WITH A
                                                 BENEFIT PLAN OPINION, ON THE CIRCUMSTANCES DESCRIBED IN CLAUSE (II)
                                                 BELOW ARE SATISFIED. UNLESS SUCH OPINION IS DELIVERED, EACH PERSON
                                                 ACQUIRING AN OFFERED SUBORDINATED CERTIFICATE WILL BE DEEMED TO
                                                 REPRESENT TO THE TRUSTEE, THE SELLER, AND THE SERVICER THAT EITHER
                                                 (I) SUCH PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION
                                                 4975 OF THE CODE, OR (II) SUCH PERSON IS AN INSURANCE COMPANY THAT
                                                 IS PURCHASING AN OFFERED SUBORDINATED CERTIFICATE WITH FUNDS FROM
                                                 ITS "GENERAL ACCOUNT" AND THE PROVISIONS OF PROHIBITED TRANSACTION
                                                 CLASS EXEMPTION 95-60 WILL APPLY TO EXEMPT THE PURCHASE OF SUCH
                                                 CERTIFICATE FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE
                                                 CODE.



                                        7

Legal Investment Considerations................. The Class A-1 ARM, Class A and Class M-1 Certificates will constitute "mortgage related securities" for purposes of the
                                                 Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                                 THE CLASS M-2 AND CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED
                                                 SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH CERTIFICATES ARE NOT
                                                 RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NATIONALLY
                                                 RECOGNIZED RATING AGENCY.

Ratings......................................... It is a condition to the issuance of the Certificates that the
                                                 Certificates be rated as follow:

                                                               FITCH                            MOODY'S
                                                               -----                            -------
     Class A-1 ARM...........................                   AAA                               Aaa
     Class A.................................                   AAA                               Aaa
     Class M-1...............................                    AA                               Aa3
     Class M-2...............................                    A-                                A2
     Class B-1...............................                   BBB                               Baa2

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                         AT SEPTEMBER 30,                                 JUNE 30,
                                   -------------------------------------------------------------- -----------------------
                                       1993       1994         1995         1996         1997         1997         1998
                                   ---------  -----------  -----------  -----------  -----------  -----------   ---------
Total Number of Serviced Assets
     Oakwood Originated..........      28,938     39,273       51,566       67,120       89,411       81,599       105,689
     Acquired Portfolios.........       1,591      5,773        4,872        4,177        3,602        3,762         3,019
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........    $507,394   $757,640   $1,130,378   $1,687,406   $2,499,794    $2,211,153   $3,223,299
     Acquired Portfolios.........     $30,498    $85,227      $70,853      $57,837      $47,027       $50,043      $38,227
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........      $17.5      $19.3        $21.9        $25.1        $28.0        $27.1          $30.5
     Acquired Portfolios.........      $19.2      $14.8        $14.5        $13.8        $13.1        $13.3          $12.7
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........      12.8%      12.2%        12.0%        11.5%        11.0%        11.1%         10.9%
     Acquired Portfolios.........       9.4%      11.0%        11.3%        11.2%        11.1%        11.2%         11.1%



                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)


                                                            AT SEPTEMBER 30,                           JUNE 30,
                                           ---------------------------------------------------- -------------------
                                               1993       1994      1995       1996      1997       1997       1998
                                           --------   --------  --------   --------  --------   --------   --------
Total Number of Serviced Assets
     Oakwood Originated..................     28,938     39,273    51,566     67,120    89,411     81,599  105,689
     Acquired Portfolios.................      1,591      5,773     4,872      4,177     3,602      3,763    3,019
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        244        350       601        835     1,171      1,013    2,401
     60-89 Days..........................         51         97       185        308       476        384      794
     90 Days or More.....................        150        198       267        492       716        656    1,005
     Total Number of Assets Delinquent           445        645     1,053      1,635     2,363      2,053    4,200
     Acquired Portfolios.................
     30-59 Days..........................         37        127        63         66        90         71      104
     60-89 Days..........................         26         49        17         23        23         17       35
     90 Days or More.....................         16         98        76         62        75         81       50
     Total Number of Assets Delinquent            79        274       156        151       188        169      189
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................     1.5%       1.6%      2.0%        2.4%      2.6%      2.5%       4.0%
     Acquired Portfolios.................     5.0%       4.7%      3.2%        3.6%      5.2%      4.5%       6.3%

--------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)


                                                    AT OR FOR THE FISCAL YEAR                       AT OR FOR THE NINE
                                                              ENDED                                   MONTHS ENDED
                                                          SEPTEMBER 30,                                   JUNE 30,
                                   ------------------------------------------------------------- ----------------------
                                       1993        1994        1995        1996         1997         1997         1998
                                   ----------  ----------  ----------  -----------  -----------  -----------  ---------
Total Number of Serviced
     Assets (1).................       30,529      45,046       56,438     71,297       93,013       85,361      108,708
Average Number of Serviced
     Assets During Period.......       25,990      37,788       50,742     63,868       82,155       78,329      100,861
Number of Serviced
     Assets Repossessed.........          902       1,241        1,718      2,746        3,885        2,835        3,839
Serviced Assets Repossessed as a
     Percentage of Total
     Serviced Assets (2)........       2.95%       2.75%       3.04%       3.85%       4.18%      4.43% (6)     4.71%(6)
Serviced Assets Repossessed as a
     Percentage of Average
     Number of Serviced Assets..       3.47%       3.28%       3.39%       4.30%       4.73%      4.83% (6)     5.07%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........    $531,199    $701,875    $976,905   $1,409,467   $2,065,033   $1,924,180   $2,820,956
     Acquired Portfolios........     $15,249     $30,432     $30,235      $27,351      $22,943      $23,561      $19,545
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $3,328      $4,630       $7,303    $14,248      $26,872      $19,329      $31,773
       Acquired Portfolios......           $0        $203         $473       $592         $528         $475         $162
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated.......      0.63%       0.66%       0.75%       1.01%        1.30%      1.34% (6)     1.50%(6)
       Acquired Portfolios......      0.00%       0.67%       1.56%       2.16%        2.30%      2.69% (6)     1.11%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:
------------------

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                NUMBER OF                               PERCENTAGE OF
                               FIXED RATE     AGGREGATE SCHEDULED   FIXED RATE ASSET POOL
GEOGRAPHIC LOCATION              ASSETS        PRINCIPAL BALANCE            BY SPB
-------------------            ----------     -------------------   ---------------------
Alabama....................         236        $   9,387,820                 3.11%
Arizona....................         215           12,211,491                 4.05
Arkansas...................         145            5,792,930                 1.92
California.................          18            1,033,866                 0.34
Colorado...................          70            3,573,885                 1.19
Delaware...................          35            1,334,383                 0.44
Florida....................         198            9,301,388                 3.09
Georgia....................         272           11,598,769                 3.85
Idaho......................          65            3,414,477                 1.13
Illinois...................          12              556,443                 0.18
Indiana....................           5              141,066                 0.05
Iowa.......................           1               39,817                 0.01
Kansas.....................          55            2,382,093                 0.79
Kentucky...................         178            6,731,943                 2.23
Louisiana..................         208            9,105,326                 3.02
Maryland...................          16              617,732                 0.20
Mississippi................         237            9,893,883                 3.28
Missouri...................         136            5,290,464                 1.76
Montana....................           1               60,030                 0.02
Nevada.....................          20            1,035,471                 0.34
New Jersey.................           1                7,618                 0.00
New Mexico.................         264           11,497,837                 3.81
New York...................           3              207,533                 0.07
North Carolina.............       1,500           62,139,207                20.62
North Dakota...............           1               49,675                 0.02
Ohio.......................          35            1,406,380                 0.47
Oklahoma...................         109            4,680,265                 1.55
Oregon.....................          39            2,507,560                 0.83
Pennsylvania...............           1               53,130                 0.02
South Carolina.............         430           17,521,548                 5.81
Tennessee..................         322           13,072,481                 4.34
Texas......................       1,500           64,338,474                21.35
Utah.......................          31            1,691,110                 0.56
Virginia...................         389           15,159,267                 5.03
Washington.................         123            8,991,751                 2.98
West Virginia..............         130            4,501,890                 1.49
Wisconsin..................           1               56,883                 0.02
Wyoming....................           1               31,396                 0.01
                               --------           ----------                -----

   Total...................       7,003         $301,417,281               100.00%
                               --------         ------------               ======

------------------------
(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.


                  YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                                NUMBER OF         AGGREGATE             PERCENTAGE OF
                               FIXED RATE         SCHEDULED         FIXED RATE ASSET POOL
YEAR OF ORIGINATION              ASSETS        PRINCIPAL BALANCE            BY SPB
-------------------              ------        -----------------            ------

    1997.....................        19             875,128                  0.29
    1998.....................     6,984         300,542,153                 99.71
                                  -----       -------------               -------
         Total...............     7,003        $301,417,281                100.00%
                                  =====        ============                ======

------------------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 1 month as of the Cut-off Date.



              DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                                  NUMBER OF         AGGREGATE             PERCENTAGE OF
ORIGINAL FIXED RATE ASSET        FIXED RATE         SCHEDULED         FIXED RATE ASSET POOL
AMOUNT                             ASSETS        PRINCIPAL BALANCE            BY SPB
------                             ------        -----------------            ------

$   4,999 or less..............        15        $     54,126                  0.02%
$   5,000 - $    9,999.........       104             823,180                  0.27
$  10,000 - $  14,999..........       165           2,071,599                  0.69
$  15,000 - $  19,999..........       216           3,770,229                  1.25
$  20,000 - $  24,999..........       419           9,516,075                  3.16
$  25,000 - $  29,999..........       719          19,839,079                  6.58
$  30,000 - $  34,999..........     1,030          33,563,081                 11.14
$  35,000 - $  39,999..........       900          33,469,982                 11.10
$  40,000 - $  44,999..........       493          20,873,890                  6.93
$  45,000 - $  49,999..........       558          26,549,454                  8.81
$  50,000 - $  54,999..........       597          31,259,211                 10.37
$  55,000 - $  59,999..........       549          31,572,198                 10.47
$  60,000 - $  64,999..........       519          32,322,279                 10.72
$  65,000 - $  69,999..........       288          19,347,619                  6.42
$  70,000 - $  74,999..........       158          11,399,198                  3.78
$  75,000 - $  79,999..........        85           6,572,440                  2.18
$  80,000 - $  84,999..........        42           3,453,187                  1.15
$  85,000 - $  89,999..........        25           2,183,518                  0.72
$  90,000 - $  94,999..........        36           3,306,124                  1.10
$  95,000 - $  99,999..........        24           2,347,262                  0.78
$100,000 or more...............        61           7,123,552                  2.36
                                  -------      --------------              --------
     Total.....................     7,003        $301,417,281                100.00%
                                  =======        ============                ======

---------------------------
(1) The highest original Fixed Rate Asset amount was $180,943, which represents 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $43,104 as of the Cut-off Date.

                           FIXED RATE ASSET RATES (1)

                                 NUMBER OF                                 PERCENTAGE OF
                                FIXED RATE      AGGREGATE SCHEDULED    FIXED RATE ASSET POOL
 ASSET RATE                        ASSETS        PRINCIPAL BALANCE             BY SPB
 ----------                        ------        -----------------             ------

 6.000% - 6.999%............       1,186         $  67,482,855                 22.39%
 7.000% - 7.999%............         224            12,921,805                  4.29%
 8.000% - 8.999%...........        1,150            57,852,650                 19.19
 9.000% -   9.999%..........         758            35,941,309                 11.92
 10.000% - 10.999%..........         435            22,322,578                  7.41
 11.000% - 11.999%..........         355            14,019,690                  4.65
 12.000% - 12.999%..........       1,749            54,309,955                 18.02
 13.000% - 13.999%..........       1,145            36,544,595                 12.12
 14.000% - 14.999%..........           1                21,844                  0.01
                                   -----         -------------                ------
      Total.................       7,003          $301,417,281                100.00%
                                   =====          ============                ======

-------------------------
(1) The weighted average Fixed Rate Asset Rate was approximately 9.86% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



        REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
 REMAINING TERM                 FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE              BY SPB
 -----------                       ------        -----------------              ------

     1 -   60 months........         144       $     1,296,192                  0.43%
   61 -   96 months.........         130             1,802,091                  0.60
   97 - 120 months..........         175             3,620,194                  1.20
 121 - 156 months...........         200             4,248,998                  1.41
 157 - 180 months...........       1,315            40,844,741                 13.55
 181 - 216 months...........          90             2,901,589                  0.96
 217 - 240 months...........       1,475            54,893,701                 18.21
 241 - 300 months...........       1,461            66,871,803                 22.19
 301 - 360 months...........       2,013           124,937,974                 41.45
                                   -----         -------------               -------
   Total....................       7,003          $301,417,281                100.00%
                                   =====          ============                ======

------------------------
(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 289 months as of the Cut-off Date.



         ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                 PERCENTAGE OF
 ORIGINAL TERM                  FIXED RATE      AGGREGATE SCHEDULED    FIXED RATE ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE             BY SPB
 -----------                       ------        -----------------             ------
     1 -   60 months........         144       $     1,296,192                  0.43%
   61 -   96 months.........         130             1,802,091                  0.60
   97 - 120 months..........         175             3,620,194                  1.20
 121 - 156 months...........         200             4,248,998                  1.41
 157 - 180 months...........       1,315            40,844,741                 13.55
 181 - 216 months...........          89             2,933,713                  0.97
 217 - 240 months...........       1,476            54,861,577                 18.20
 241 - 300 months...........       1,461            66,871,803                 22.19
 301 - 360 months...........       2,013           124,937,974                 41.45
                                   -----         -------------               -------
   Total....................       7,003          $301,417,281                100.00%
                                   =====          ============                ======

------------------------
(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 290 months as of the Cut-off Date.

      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                                   NUMBER OF                               PERCENTAGE OF
                                  FIXED RATE    AGGREGATE SCHEDULED    FIXED RATE ASSET POOL
LOAN-TO VALUE RATIO(2)               ASSETS      PRINCIPAL BALANCE             BY SPB
----------------------               ------      -----------------             ------
50%  or  less................           48        $   1,485,641                0.49%
51% - 55%....................           19              608,294                0.20
56% - 60%....................           21              826,161                0.27
61% - 65%....................           35            1,157,085                0.38
66% - 70%....................           64            2,310,013                0.77
71% - 75%....................          115            3,927,922                1.30
76% - 80%....................          196            6,895,741                2.29
81% - 85%....................          421           15,334,833                5.09
86% - 90%....................          851           32,987,026               10.94
91% - 95%....................        2,089           86,756,508               28.78
96% - 100%...................        3,144          149,128,056               49.48
                                     -----         ------------             -------
     Total...................        7,003         $301,417,281              100.00%
                                     =====         ============              ======

--------------------------
(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 93.58% as of the Cut-off Date.
(2) Rounded to nearest 1%.


ADJUSTABLE RATE ASSETS:

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                 NUMBER OF                                 PERCENTAGE OF
                                ADJUSTABLE          AGGREGATE             ADJUSTABLE RATE
                                   RATE             SCHEDULED               ASSET POOL
GEOGRAPHIC LOCATION               ASSETS        PRINCIPAL BALANCE              BY SPB
-------------------               ------        -----------------              ------
Arizona....................           1                 80,282                   1.05
California.................           1                 94,490                   1.24
Colorado...................           5                443,078                   5.81
Delaware...................           1                 71,406                   0.94
Florida....................           8                563,494                   7.39
Georgia....................           2                165,307                   2.17
Idaho......................           6                529,023                   6.94
Kentucky...................           8                674,988                   8.85
Louisiana..................           1                 69,983                   0.92
Michigan...................           1                 74,283                   0.97
New Mexico.................           5                365,714                   4.80
North Carolina.............          23              1,767,918                  23.18
Oklahoma...................           1                 91,695                   1.20
Oregon.....................           2                166,108                   2.18
South Carolina.............           3                241,611                   3.17
Tennessee..................          24              1,591,546                  20.87
Texas......................           1                 51,432                   0.67
Virginia...................           2                170,265                   2.23
Washington.................           3                338,828                   4.44
West Virginia..............           1                 74,475                   0.98
                                    ---          -------------               --------
   Total...................          99             $7,625,928                 100.00%
                                     ==             ==========                 ======

--------------------
(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

                YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                                 NUMBER OF                                PERCENTAGE OF
                                ADJUSTABLE                               ADJUSTABLE RATE
                                   RATE       AGGREGATE SCHEDULED           ASSET POOL
YEAR OF ORIGINATION               ASSETS       PRINCIPAL BALANCE              BY SPB
-------------------               ------       -----------------              ------
    1997.....................        23            $1,607,807                  21.08%
    1998.....................        76             6,018,121                  78.92
                                     --           -----------                -------
         Total...............        99            $7,625,928                 100.00%
                                     ==            ==========                 ======
-------------------------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 4 months as of the Cut-off Date.


             DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                                 NUMBER OF                                PERCENTAGE OF
                                ADJUSTABLE                               ADJUSTABLE RATE
                                   RATE       AGGREGATE SCHEDULED           ASSET POOL
GROSS MARGINS                     ASSETS       PRINCIPAL BALANCE              BY SPB
-------------                     ------       -----------------              ------

3.250% - 3.750%............          43            $3,222,279                  42.25%
4.500% - 4.750%...........           56             4,403,649                  57.75
                                     --           -----------                -------
         Total...............        99            $7,625,928                 100.00%
                                     ==            ==========                 ======
-------------------------
(1) The weighted average gross margins of the Adjustable Rate Assets was approximately 4.082% as of the Cut-off Date.


            DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE ASSET   ADJUSTABLE RATE   AGGREGATE SCHEDULED           ASSET POOL
AMOUNT                               ASSETS         PRINCIPAL BALANCE               BY SPB

$  40,000 - $  44,999..........         2                  87,117                  1.14
$  45,000 - $  49,999..........         3                 141,460                  1.85
$  50,000 - $  54,999..........         4                 209,088                  2.74
$  55,000 - $  59,999..........         6                 341,929                  4.48
$  60,000 - $  64,999..........         5                 307,151                  4.03
$  65,000 - $  69,999..........        11                 734,169                  9.63
$  70,000 - $  74,999..........        14               1,013,431                 13.29
$  75,000 - $  79,999..........        14               1,075,777                 14.11
$  80,000 - $  84,999..........         9                 733,480                  9.62
$  85,000 - $  89,999..........        11                 951,653                 12.48
$  90,000 - $  94,999..........         8                 731,414                  9.59
$  95,000 - $  99,999..........         3                 291,705                  3.83
$100,000 or more...............         9               1,007,553                 13.21
                                   ------            ------------              --------
     Total.....................        99              $7,625,928                100.00%
                                     ====             ===========                ======

-------------------------
(1) The highest original Adjustable Rate Asset amount was $130,221.00, which represents 1.71% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $77,261.15 as of the Cut-off Date.

                     ADJUSTABLE RATE CURRENT ASSET RATES (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
 CURRENT                         ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
 ASSET RATE                          ASSETS          PRINCIPAL BALANCE              BY SPB
 ----------                          ------          -----------------              ------

 7.000% - 7.999%............          43             $    3,186,456               41.78%
 8.000% - 8.999%...........           56                  4,439,472               58.22
                                      --            ---------------             -------
      Total.................          99             $    7,625,928              100.00%
                                      ==             ==============              ======
-------------------------
(1) The weighted average Adjustable Rate Asset Rate was approximately 8.00% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable
    Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Adjustable Asset Rates of the Step-up Rate Loans.


                      REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
 REMAINING TERM                  ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
 TO MATURITY                         ASSETS          PRINCIPAL BALANCE              BY SPB
 -----------                         ------          -----------------              ------

 217 - 240 months...........           1                     79,333                1.04
 241 - 300 months...........           5                    285,882                3.75
 301 - 360 months...........          93                  7,260,713               95.21
                                      --              -------------             -------
   Total....................          99                 $7,625,928              100.00%
                                      ==               ============              ======
-------------------------
(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 353 months as of the Cut-off Date.


                       ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
 ORIGINAL TERM                   ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
 TO MATURITY                         ASSETS          PRINCIPAL BALANCE              BY SPB
 -----------                         ------          -----------------              ------

 217 - 240 months...........           1                     79,333                1.04
 241 - 300 months...........           5                    285,882                3.75
 301 - 360 months...........          93                  7,260,713               95.21
                                      --                  ---------             -------
   Total....................          99                 $7,625,928              100.00%
                                      ==                 ==========              ======

-------------------------
(1) The weighted average original term to maturity of the Adjustable Assets was approximately 357 months as of the Cut-off Date.

   DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                                     NUMBER OF                                  PERCENTAGE OF
                                    ADJUSTABLE                                 ADJUSTABLE RATE
                                       RATE        AGGREGATE SCHEDULED           ASSET POOL
LOAN-TO VALUE RATIO(2)                ASSETS        PRINCIPAL BALANCE               BY SPB
----------------------                ------        -----------------               ------

61% - 65%....................            1                  84,933                 1.11
66% - 70%....................            1                  42,856                 0.56
75% - 80%....................            4                 268,100                 3.52
81% - 85%....................            7                 529,407                 6.94
86% - 90%....................           15               1,045,749                13.71
91% - 95%....................           28               2,151,864                28.22
96% - 100%...................           43               3,503,019                45.94
                                        --             -----------              -------
     Total...................           99              $7,625,928               100.00%
                                        ==              ==========               ======
-------------------------
(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 93.11% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
 MONTH OF NEXT                   ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
 CONTRACT RATE CHANGE DATE            ASSETS         PRINCIPAL BALANCE              BY SPB
 -------------------------            ------         -----------------              ------

 September 1,  1998.........            1                $   71,836                0.94%
 October 1, 1998............            4                   272,255                3.57
 November 1, 1998...........            1                    55,305                0.73
 December 1, 1998...........            6                   429,563                5.63
 January 1, 1999............           11                   778,849               10.21
 February 1, 1999...........            5                   388,869                5.10
 March 1, 1999..............            6                   461,260                6.05
 April 1, 1999..............            8                   639,549                8.39
 May 1, 1999................           12                   926,761               12.15
 June 1, 1999...............           21                 1,719,256               22.54
 July 1, 1999...............           19                 1,467,850               19.25
 August 1, 1999.............            5                   414,575                5.44
                                      ---                   -------            --------
   Total....................           99                $7,625,928              100.00%
                                       ==                ==========              ======

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------------
    Class               Original    Coupon  Avg.    CBE              1st  Last  Mod.
    Name & Type             Par       %     Life   Yield     Price   Pay   Pay  Dur.
 -----------------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR       239,608,000    6.5100  5.13   6.541     99-31  9/98 12/12  3.84
    A1A SENIOR FLT     7,625,927  FLOAT<3>  5.15    N/A     100-00  9/98 12/12  3.97
    M1  AA MEZZ       23,178,000    6.8100  9.51   6.872     99-31  3/03 12/12  6.59
    M2  A SUB         14,680,000    7.1500  9.51   7.222    99-30+  3/03 12/12  6.48
    B1  BBB SUB       10,816,000    7.7900  9.18   7.871    99-31+  3/03 11/12  6.16
    B2  BB SUB        13,135,281    9.6400  9.79   9.774    99-31+  3/03 12/12  5.82
 -------------------------------
 TO MATURITY:
    A1  SENIOR       239,608,000    6.5100  5.40   6.542     99-31  9/98  7/20  3.93
    A1A SENIOR FLT     7,625,927  FLOAT<3>  5.39    N/A     100-00  9/98  8/20  4.05
    M1  AA MEZZ       23,178,000    6.8100  9.99   6.873     99-31  3/03  4/17  6.74
    M2  A SUB         14,680,000    7.1500  9.72   7.222    99-30+  3/03  4/15  6.55
    B1  BBB SUB       10,816,000    7.7900  9.18   7.871    99-31+  3/03 11/12  6.16
    B2  BB SUB        13,135,281    9.6400 13.06   9.779    99-31+  3/03  4/24  6.35
 -----------------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 200% MHP for the Fixed Rate Assets and 275% MHP for the Adjustable Rate Assets.

 (2) Coupon and price are assumed for computational materials.

 (3) A1A coupon based on 1 month LIBOR.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS




BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:
 Fixed Rate Assets:        0       100       150       200       250       300
 Adjustable Rate Assets:   0       125       200       275       350       425
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-31       Coupon: 6.5100                 Original Par:   239,608,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.57      6.56      6.55      6.54      6.53      6.52
 Average Life:         15.01      8.33      6.54      5.13      4.13      3.39
 Duration:              8.54      5.51      4.62      3.84      3.24      2.76
 First Prin Pay:        9/98      9/98      9/98      9/98      9/98      9/98
 Last Prin Pay:        11/24      5/19     12/15     12/12     11/10      2/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.57      6.56      6.55      6.54      6.53      6.52
 Average Life:         15.09      8.56      6.82      5.40      4.35      3.56
 Duration:              8.56      5.57      4.69      3.93      3.32      2.83
 First Prin Pay:        9/98      9/98      9/98      9/98      9/98      9/98
 Last Prin Pay:         5/27     11/24     12/22      7/20     10/17      7/15
 -----------------------------------------------------------------------------


 A1A SENIOR FLOATER
 Price: 100-00      Coupon: FLOATER                Original Par:     7,625,927
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:         20.29      9.50      6.77      5.15      4.12      3.41
 Duration:             10.98      6.34      4.91      3.97      3.31      2.82
 First Prin Pay:        9/98      9/98      9/98      9/98      9/98      9/98
 Last Prin Pay:        11/24      5/19     12/15     12/12     11/10      2/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:         20.74      9.92      7.09      5.39      4.29      3.53
 Duration:             11.06      6.44      5.01      4.05      3.38      2.88
 First Prin Pay:        9/98      9/98      9/98      9/98      9/98      9/98
 Last Prin Pay:         6/27     12/24      1/23      8/20     11/17      7/15
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:
 Fixed Rate Assets:        0       100       150       200       250       300
 Adjustable Rate Assets:   0       125       200       275       350       425
 -----------------------------------------------------------------------------


 M1 AA MEZZ
 Price: 99-31       Coupon: 6.8100                 Original Par:    23,178,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.89      6.88      6.87      6.87      6.87      6.87
 Average Life:         21.61     13.62     10.87      9.51      8.59      7.85
 Duration:             10.87      8.30      7.15      6.59      6.17      5.80
 First Prin Pay:        3/13     11/04      4/03      3/03      3/03      3/03
 Last Prin Pay:        11/24      5/19     12/15     12/12     11/10      2/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.89      6.88      6.88      6.87      6.87      6.87
 Average Life:         21.73     13.95     11.21      9.99      9.11      8.45
 Duration:             10.88      8.37      7.25      6.74      6.37      6.06
 First Prin Pay:        3/13     11/04      4/03      3/03      3/03      3/03
 Last Prin Pay:         1/26      8/22      9/19      4/17      4/15      7/13
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-30+      Coupon: 7.1500                 Original Par:    14,680,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.24      7.23      7.22      7.22      7.22      7.22
 Average Life:         21.60     13.60     10.85      9.51      8.59      7.85
 Duration:             10.55      8.11      7.01      6.48      6.07      5.72
 First Prin Pay:        3/13     11/04      4/03      3/03      3/03      3/03
 Last Prin Pay:        11/24      5/19     12/15     12/12     11/10      2/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.24      7.23      7.22      7.22      7.22      7.22
 Average Life:         21.62     13.69     10.94      9.72      8.88      8.26
 Duration:             10.55      8.13      7.04      6.55      6.18      5.90
 First Prin Pay:        3/13     11/04      4/03      3/03      3/03      3/03
 Last Prin Pay:         6/25     12/20      8/17      4/15      5/13     12/11
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:
 Fixed Rate Assets:        0       100       150       200       250       300
 Adjustable Rate Assets:   0       125       200       275       350       425
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-31+      Coupon: 7.7900                 Original Par:    10,816,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.89      7.88      7.87      7.87      7.87      7.87
 Average Life:         21.35     13.06     10.31      9.18      8.41      7.77
 Duration:              9.96      7.67      6.62      6.16      5.83      5.54
 First Prin Pay:        3/13     11/04      4/03      3/03      3/03      3/03
 Last Prin Pay:         5/24      5/18      1/15     11/12     11/10      2/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.89      7.88      7.87      7.87      7.87      7.87
 Average Life:         21.35     13.06     10.31      9.18      8.42      7.85
 Duration:              9.96      7.67      6.62      6.16      5.83      5.57
 First Prin Pay:        3/13     11/04      4/03      3/03      3/03      3/03
 Last Prin Pay:         5/24      5/18      1/15     11/12      6/11      4/10
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-1
 -------------------------------------------------------------------------------
 Percent of MHP:

 Fixed Rate Assets:             0         100         150         200         250         300
 Adjustable Rate Assets:        0         125         200         275         350         425

 Distribution Date:
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 August 15, 1999               96          90          88          85          82          79
 August 15, 2000               94          82          76          71          66          60
 August 15, 2001               92          74          66          58          50          43
 August 15, 2002               90          66          56          46          37          29
 August 15, 2003               88          59          48          38          29          21
 August 15, 2004               85          52          42          33          24          17
 August 15, 2005               82          47          38          28          20          14
 August 15, 2006               79          43          33          24          16          11
 August 15, 2007               76          39          29          20          14           9
 August 15, 2008               72          35          26          17          11           7
 August 15, 2009               68          32          23          15           9           5
 August 15, 2010               64          29          20          12           7           4
 August 15, 2011               59          25          17          10           6           3
 August 15, 2012               53          22          14           8           5           2
 August 15, 2013               48          20          12           7           4           2
 August 15, 2014               46          17          10           6           3           1
 August 15, 2015               43          15           9           4           2           0
 August 15, 2016               39          13           7           4           1           0
 August 15, 2017               35          11           6           3           0           0
 August 15, 2018               32           9           5           1           0           0
 August 15, 2019               29           8           4           1           0           0
 August 15, 2020               25           6           3           0           0           0
 August 15, 2021               21           5           1           0           0           0
 August 15, 2022               17           4           0           0           0           0
 August 15, 2023               13           2           0           0           0           0
 August 15, 2024                9           0           0           0           0           0
 August 15, 2025                5           0           0           0           0           0
 August 15, 2026                1           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0
 August 15, 2028                0           0           0           0           0           0

 Avg Life In Years:          15.1         8.6         6.8         5.4         4.3         3.6


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-1A
 -------------------------------------------------------------------------------

 Percent of MHP:

 Fixed Rate Assets:             0         100         150         200         250         300
 Adjustable Rate Assets:        0         125         200         275         350         425

 Distribution Date:
 ---------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 August 15, 1999               99          93          90          87          83          80
 August 15, 2000               98          86          79          72          66          60
 August 15, 2001               98          79          69          60          52          44
 August 15, 2002               97          72          60          50          40          33
 August 15, 2003               96          66          52          41          32          24
 August 15, 2004               95          61          46          34          25          18
 August 15, 2005               94          55          40          28          19          13
 August 15, 2006               92          51          34          23          15          10
 August 15, 2007               91          46          30          19          12           7
 August 15, 2008               89          42          26          16           9           5
 August 15, 2009               88          38          22          13           7           4
 August 15, 2010               86          34          19          10           5           3
 August 15, 2011               84          31          16           8           4           2
 August 15, 2012               82          28          14           7           3           1
 August 15, 2013               79          25          12           6           2           1
 August 15, 2014               77          22          10           4           2           1
 August 15, 2015               74          20           9           4           1           0
 August 15, 2016               70          18           7           3           1           0
 August 15, 2017               67          15           6           2           1           0
 August 15, 2018               63          13           5           2           0           0
 August 15, 2019               58          12           4           1           0           0
 August 15, 2020               54          10           3           0           0           0
 August 15, 2021               48           8           3           0           0           0
 August 15, 2022               43           7           2           0           0           0
 August 15, 2023               36           5           0           0           0           0
 August 15, 2024               29           4           0           0           0           0
 August 15, 2025               22           0           0           0           0           0
 August 15, 2026               13           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0
 August 15, 2028                0           0           0           0           0           0

 Avg Life In Years:          20.7         9.9         7.1         5.4         4.3         3.5

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M-1
 -------------------------------------------------------------------------------

 Percent of MHP:

 Fixed Rate Assets:             0         100         150         200         250         300
 Adjustable Rate Assets:        0         125         200         275         350         425

 Distribution Date:
 -------------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100         100         100
 August 15, 2003              100         100          95          93          92          91
 August 15, 2004              100         100          85          80          76          73
 August 15, 2005              100          93          75          69          63          58
 August 15, 2006              100          84          66          59          52          46
 August 15, 2007              100          77          58          50          43          37
 August 15, 2008              100          70          51          43          35          29
 August 15, 2009              100          63          45          36          29          23
 August 15, 2010              100          57          39          30          23          17
 August 15, 2011              100          50          33          25          18          13
 August 15, 2012              100          44          28          20          14           6
 August 15, 2013               97          39          24          17          10           0
 August 15, 2014               92          34          21          14           3           0
 August 15, 2015               85          30          17           9           0           0
 August 15, 2016               79          26          15           3           0           0
 August 15, 2017               71          22          11           0           0           0
 August 15, 2018               63          18           5           0           0           0
 August 15, 2019               57          16           0           0           0           0
 August 15, 2020               51          13           0           0           0           0
 August 15, 2021               43           7           0           0           0           0
 August 15, 2022               35           0           0           0           0           0
 August 15, 2023               25           0           0           0           0           0
 August 15, 2024               17           0           0           0           0           0
 August 15, 2025                7           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0
 August 15, 2028                0           0           0           0           0           0

 Avg Life In Years:          21.7        13.9        11.2        10.0         9.1         8.5

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M-2
 -------------------------------------------------------------------------------

 Percent of MHP:

 Fixed Rate Assets:             0         100         150         200         250         300
 Adjustable Rate Assets:        0         125         200         275         350         425

 Distribution Date:
 ---------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100         100         100
 August 15, 2003              100         100          95          93          92          91
 August 15, 2004              100         100          85          80          76          73
 August 15, 2005              100          93          75          69          63          58
 August 15, 2006              100          84          66          59          52          46
 August 15, 2007              100          77          58          50          43          37
 August 15, 2008              100          70          51          43          35          29
 August 15, 2009              100          63          45          36          29          23
 August 15, 2010              100          57          39          30          23          14
 August 15, 2011              100          50          33          25          17           3
 August 15, 2012              100          44          28          20           6           0
 August 15, 2013               97          39          24          12           0           0
 August 15, 2014               92          34          21           4           0           0
 August 15, 2015               85          30          14           0           0           0
 August 15, 2016               79          26           7           0           0           0
 August 15, 2017               71          22           0           0           0           0
 August 15, 2018               63          17           0           0           0           0
 August 15, 2019               57           9           0           0           0           0
 August 15, 2020               51           2           0           0           0           0
 August 15, 2021               43           0           0           0           0           0
 August 15, 2022               35           0           0           0           0           0
 August 15, 2023               25           0           0           0           0           0
 August 15, 2024               13           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0
 August 15, 2028                0           0           0           0           0           0

 Avg Life In Years:          21.6        13.7        10.9         9.7         8.9         8.3

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-C
                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-1
 -------------------------------------------------------------------------------

 Percent of MHP:

 Fixed Rate Assets:             0         100         150         200         250         300
 Adjustable Rate Assets:        0         125         200         275         350         425

 Distribution Date:
 -----------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 August 15, 1999              100         100         100         100         100         100
 August 15, 2000              100         100         100         100         100         100
 August 15, 2001              100         100         100         100         100         100
 August 15, 2002              100         100         100         100         100         100
 August 15, 2003              100         100          95          93          92          91
 August 15, 2004              100         100          85          80          76          73
 August 15, 2005              100          93          75          69          63          58
 August 15, 2006              100          84          66          59          52          46
 August 15, 2007              100          77          58          50          43          37
 August 15, 2008              100          70          51          43          35          21
 August 15, 2009              100          63          45          36          21           7
 August 15, 2010              100          57          39          24           8           0
 August 15, 2011              100          50          31          13           0           0
 August 15, 2012              100          44          20           2           0           0
 August 15, 2013               97          39          11           0           0           0
 August 15, 2014               92          33           3           0           0           0
 August 15, 2015               85          24           0           0           0           0
 August 15, 2016               79          15           0           0           0           0
 August 15, 2017               71           6           0           0           0           0
 August 15, 2018               63           0           0           0           0           0
 August 15, 2019               57           0           0           0           0           0
 August 15, 2020               51           0           0           0           0           0
 August 15, 2021               43           0           0           0           0           0
 August 15, 2022               34           0           0           0           0           0
 August 15, 2023               13           0           0           0           0           0
 August 15, 2024                0           0           0           0           0           0
 August 15, 2025                0           0           0           0           0           0
 August 15, 2026                0           0           0           0           0           0
 August 15, 2027                0           0           0           0           0           0
 August 15, 2028                0           0           0           0           0           0

 Avg Life In Years:          21.3        13.1        10.3         9.2         8.4         7.8

---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO]